PIMCO Managed Accounts Trust (the “Trust”)

Supplement dated December 13, 2019 to the

Statement of Additional Information dated April 30, 2019,

as supplemented from time to time (the “SAI”)

Disclosure Regarding Fixed Income SHares: Series R (the “Portfolio”)

As previously disclosed, effective December 11, 2019, the Portfolio is jointly managed by Stephen Rodosky and Daniel He.

Accordingly, effective December 11, 2019, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Other Accounts Managed by Portfolio Manager” in the SAI, and the following information is added:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
He1
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	2	$593.51	0	$0.00

[1]	Effective December 11, 2019, Mr. He co-manages FISH: Series R ($115.1 million).

In addition, effective December 11, 2019, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective December 11, 2019, FISH: Series R is jointly managed by Stephen Rodosky and Daniel He. Information for Mr. He is as of November 30, 2019.

In addition, effective December 11, 2019, the following sentence is added to the end of the subsection titled “Securities Ownership” (with respect to portfolio managers) in the SAI:

Mr. He was not a beneficial owner of shares of FISH: Series R as of November 30, 2019.

Investors Should Retain This Supplement For Future Reference

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